EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT


I, Maurice H. Madrid, Director/Acting Financial Officer of Sales Strategies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    September 22, 2003



                                         /s/ Maurice H. Madrid
                                         ---------------------
                                         Maurice H. Madrid, Director/
                                         Acting Financial Officer